UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
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FORM 8-K/A (Amendment No. 1)
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CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): October 3, 2016
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CĪON Investment Corporation (Exact Name of Registrant as Specified in Charter)
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Maryland (State or Other Jurisdiction of Incorporation or Organization)	000-54755 (Commission File Number)	45-3058280 (I.R.S. Employer Identification No.)
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3 Park Avenue, 36th Floor New York, New York 10016 (Address of Principal Executive Offices) (212) 418-4700 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act.
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (the "Amended 8-K") is being filed to amend the Current Report on Form 8-K, dated October 3, 2016 and filed with the Securities and Exchange Commission on October 4, 2016 by CĪON Investment Corporation ("CĪON").  CĪON is filing this Amended 8-K due to the fact that it has determined, pursuant to Article 11 of Regulation S-X, that it is not required to provide pro forma financial information relating to the acquisition of Credit Suisse Park View BDC, Inc. because the transaction does not represent the acquisition of a business within the meaning of Rule 11-01(d) of Regulation S-X and the disclosure of pro forma financial information would not be material to investors.
Item 9.01. Financial Statements and Exhibits
 (b) Pro forma financial information
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	November 18, 2016	By: /s/ Michael A. Reisner
Co-President and Co-Chief Executive Officer